EXHIBIT 99.1

FirstCity Financial Reports Third Quarter 2007 Earnings of $2,653,989 or $0.23 Per Diluted Share

WACO, Texas, Nov. 9, 2007 (PRIME NEWSWIRE) -- FirstCity Financial Corporation (Nasdaq:FCFC)

Highlights:

 Third Quarter 2007 Results

  - FirstCity reported 3rd quarter 2007 earnings of $2,653,989 or
    $.23 per diluted share.

  - FirstCity invested $16.3 million in portfolio acquisitions for the
    3rd quarter 2007.

  - FirstCity invested $5.9 million in the form of acquiring a majority interest in a railroad.

  - FirstCity negotiated $125.0 million in increases to its credit facilities.

Components of the quarterly results are detailed below (dollars in thousands except per share data):

                                     Three Months       Nine Months
                                        Ended             Ended
                                     September 30,     September 30,
                                   ----------------  ----------------
                                     2007     2006     2007     2006
                                   ----------------  ----------------
                                       (unaudited)      (unaudited)
 Portfolio Asset Acquisition
  and Resolution                   $ 4,680  $ 6,218  $10,863  $12,095
 Corporate overhead *               (2,026)  (1,251)  (7,318)  (3,768)
                                   ----------------  ----------------
 Earnings from
  continuing operations              2,654    4,967    3,545    8,327
 Loss from discontinued
  operations, net of taxes              --       --       --      (75)
                                   ----------------  ----------------
 Net earnings to
  common stockholders              $ 2,654  $ 4,967  $ 3,545  $ 8,252
                                   ================  ================
 Diluted earnings
  per common share                 $  0.23  $  0.42  $  0.31  $  0.69
                                   ================  ================

 * Corporate overhead includes expenses related to the independent audit committee investigation of $2.2 million year to date, comprised of $1.2 million in the first quarter, $0.8 million in the second quarter and $0.2 million in the third quarter.

Portfolio Asset Acquisition and Resolution

The Company invested $16.3 million in portfolio acquisitions during the quarter. Earning assets totaled $273.6 million at quarter end. FirstCity is currently evaluating 27 different transactions representing over $2.0 billion in face value of assets.

Portfolio purchases are detailed below (in millions):

                           Portfolio Purchases
                           -------------------
                                                      FirstCity
                                                      Investment
                                 Latin        FirstCity   in
             Domestic   Europe  America Total Investment Other  Total
 ------------------------------------------------------------- ------
            2007

 3rd Quarter   $ 17.4  $  2.3  $   --  $ 19.7  $ 16.3   $ 6.3  $ 22.6
 2nd Quarter     27.4     2.4    61.6    91.4    25.2     4.2    29.4
 1st Quarter     71.6     3.8     3.4    78.8    69.5     7.8    77.3
               ----------------------------------------------  ------
  YTD 2007     $116.4  $  8.5  $ 65.0  $189.9  $111.0  $ 18.3  $129.3
               ==============================================  ======

            2006

 4th Quarter   $ 34.6  $101.2  $  2.1  $137.9  $ 70.2  $ 16.8  $ 87.0
 3rd Quarter     35.4      --    56.1    91.5    31.5     3.7    35.2
 2nd Quarter     24.2     1.0      --    25.2    19.0     7.0    26.0
 1st Quarter     42.4      --      --    42.4    23.3     0.7    24.0
               ----------------------------------------------  ------
 Total
  Year 2006    $136.6  $102.2  $ 58.2  $297.0  $144.0  $ 28.2  $172.2
               ==============================================  ======
 Total
  Year 2005    $ 93.4  $ 37.2  $ 16.0  $146.6  $ 71.4  $  3.2  $ 74.6
               ==============================================  ======
 Total
  Year 2004    $ 91.2  $  9.8  $ 73.1  $174.1  $ 59.8  $   --  $ 59.8
               ==============================================  ======

For the third quarter 2007, operating contribution from the Portfolio Asset Acquisition business was $4.7 million. The earnings were comprised primarily of $11.5 million in revenues, $2.2 million in equity in earnings of investments, and $9.2 million of expenses. The business generated 72% of the revenues (including equity in earnings of investments) from domestic investments, 17% from investments in Latin America, 11% from investments in Europe and less than 1% from investments in Canada. The major components of revenue for the quarter include income from Portfolio Assets of $5.7 million, equity in earnings of investments of $2.2 million, servicing fees of $2.4 million, and interest income from loans receivable of $2.5 million.

The revenues for the third quarter were positively impacted by $0.9 million as a result of a change in estimated future cash flows on loan portfolios. Management determined that actual cash flows related to certain loan portfolios have exceeded management's historical estimates. The increase in estimated cash flows is a result of adjusting cash flows related to certain asset-level expenses, which are accounted for as period expenses and recognized in the period incurred. Beginning with the third quarter of 2007, management is using estimated gross cash receipts net of estimated selling costs in the estimates of future cash flows, and will apply the revised cash flow estimates on a prospective basis. Third quarter earnings were also positively impacted by $0.9 million in foreign currency exchange net gains.

The third quarter earnings were negatively impacted by provisions for loan losses, net of recoveries, of $732,000, comprised of net provisions to loan portfolios held in our partnerships as follows: $384,000 domestic; $290,000 European; and $194,000 Latin American. The difference of ($136,000) represents net recoveries on our wholly-owned domestic portfolios.

Business Acquisition

FirstCity invested $5.9 million in the form of a business acquisition under its special situations platform -- FirstCity Crestone -- which purchased a majority interest in a short line freight railroad in the Northeastern United States in the third quarter of 2007. FirstCity Crestone was formed in April 2007 for the purpose of investing in distressed debt, special loan originations, leveraged buyouts and other special opportunities. This $5.9 million business acquisition is FirstCity Crestone's largest investment to date.

The following tables detail the impact of net foreign currency gains (losses) on corporate earnings:

                                  Three Months Ended Nine Months Ended
 Illustration of the                 September 30,     September 30,
  Effects of Currency             ------------------ -----------------
  Fluctuations                       2007     2006     2007     2006
                                  ------------------ -----------------
  (dollars in thousands)              (unaudited)        (unaudited)
 ---------------------------------------------------------------------
 Net earnings to Common
  Stockholders as reported         $ 2,654  $ 4,967  $ 3,545  $ 8,252
 Euro gains                          1,231      123      785      781
 Mexican Peso
  gains (losses)                      (349)     843     (190)    (311)
 Argentine Peso losses                 (22)     (15)     (24)     (59)
 Canadian Dollar
  gains (losses)                        23       (6)     243       (6)
 Chilean Peso gains                      5       --       28       --
                                  ------------------------------------

 Euro exchange rate
  at valuation date                   0.70     0.79
 Mexican Peso exchange
  rate at valuation date             10.92    11.02
 Argentine Peso exchange
  rate at valuation date              3.15     3.11
 Canadian Dollar exchange
  rate at valuation date              0.99     1.11
 Chilean Peso exchange
  rate at valuation date            511.20      n/a

Other Corporate Matters

Share Repurchase Program

FirstCity has a repurchase program for shares of its common stock. Since the program was initiated, the Company has purchased 540,100 shares at an average cost of $10.47 per share. 9,800 shares were repurchased during the third quarter of 2007. Share repurchases may be made from time to time when and if management feels the repurchase of such shares represent the optimum use of FirstCity's resources.

Liquidity

On August 22, 2007, FirstCity and Bank of Scotland entered into an amendment to the existing revolving credit facility to increase the maximum available commitment under the credit facility from $175.0 million to $225.0 million. FirstCity uses this revolving credit agreement to finance equity investments made in connection with portfolio and asset purchases, to provide for the issuance of letters of credit, and for working capital loans. As of November 6, 2007, $138.9 million of loans and letters of credit are outstanding under this facility.

On August 22, 2007, FH Partners, a wholly-owned affiliate of FirstCity, and Bank of Scotland entered into an amendment to the existing revolving credit facility to increase the maximum available commitment under the credit facility from $50.0 million to $100.0 million. FH Partners uses this revolving credit agreement to finance its portfolio and asset purchases. As of November 6, 2007, $42.0 million is outstanding under the facility.

On September 5, 2007, FirstCity and BoS (USA), Inc., an affiliate of Bank of Scotland, entered into a subordinated credit agreement which provides a $25.0 million loan facility to FirstCity to be used to finance equity investments in new ventures, equity investments made in connection with portfolio and asset purchases, provide for the issuance of letters of credit, and for working capital loans. The subordinated credit agreement is to be effective November 16, 2007, provided that certain consents of third parties and information required under the credit agreement are delivered by FirstCity.

Current market conditions are creating liquidity constraints primarily as a result of the deterioration in the sub-prime mortgage industry and tightening credit standards in the marketplace. Management believes that these conditions have not impacted the Company's ability to obtain financing for its operations, nor hindered its ability to continue to grow its business. This is evidenced by the recent increases in the Bank of Scotland credit facilities and continued acquisitions during the third quarter of 2007. Management believes that the prospects for continued growth are strong based on existing acquisition opportunities and the potential to acquire additional distressed assets as a result of market conditions.

Conference Call

A conference call will be held on Friday, November 9, 2007 at 9:00 a.m. Central Time to discuss third quarter 2007 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

 Event:       FirstCity Financial Corporation Third Quarter
              2007 Conference Call
 Date:        Friday, November 9, 2007
 Time:        9:00 a.m. Central Time
 Host:        James T. Sartain, FirstCity's President and
              Chief Executive Officer

 Web Access:  FirstCity's web page -      www.fcfc.com/invest.htm or,
              CCBN's Investor websites -  www.streetevents.com and,
                                          www.fulldisclosure.com

 Dial In Access:  Domestic        866-700-7101
                  International   617-213-8837

                  Pass code       13943849

 Replay           Available on FirstCity's web page
                  (www.fcfc.com/invest.htm)

Forward-Looking Statements

Certain statements in this press release, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements based on management's expectations and statements regarding revenues, earnings guidance and future projected cash collections, as well as any statement that may project, indicate or imply future results, performance or achievements, and may contain the "expect," "intend," "plan," "estimate," "believe," "will be," "will continue," "will likely result," "indication" and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. There are many important factors that could cause the Company's actual results to differ materially.

These factors include, but are not limited to, the performance of the Company's subsidiaries and affiliates, availability of portfolio assets, assumptions underlying portfolio asset performance, risks associated with start up of new businesses and entry into new foreign markets, risks associated with foreign operations, currency exchange rate fluctuations, interest rate risk, risks of declining value of loans, collateral or assets, the degree to which the Company is leveraged, the Company's continued need for financing, availability of the Company's credit facilities, ability to obtain additional financing from the Bank of Scotland or any other lender, the impact of certain covenants in loan agreements of the Company and its subsidiaries, the ability of the Company to utilize net operating loss carry forwards, general economic conditions, foreign social and economic conditions, changes (legislative and otherwise) in the asset securitization industry, fluctuation in residential and commercial real estate values, capital markets conditions, including the markets for asset-backed securities, uncertainties of any litigation arising from discontinued operations, factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," and risk factors and other risks identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on July 24, 2007, as well as in the Company's other filings with the SEC.

Many of these factors are beyond the Company's control. In addition, it should be noted that past financial and operational performance of the Company is not necessarily indicative of future financial and operational performance. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements.

The forward-looking statements in this release speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

The Company is a diversified financial services company with operations dedicated to portfolio asset acquisition and resolution with offices in the U.S. and with affiliate organizations in Europe and Latin America. Its common stock is listed on the NASDAQ Stock Market, LLC under the symbol "FCFC."

The FirstCity Financial Corporation logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4413

                   FirstCity Financial Corporation
                       Summary of Operations
               (In thousands, except per share data)
                           (Unaudited)

                                 Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  2007      2006      2007      2006
                               --------  --------  --------  --------
 Revenues:
   Servicing fees              $  2,426  $  4,679  $  8,008  $ 10,182
   Income from Portfolio Assets   5,743     2,547    16,463     7,551
   Gain on sale of SBA loans
    held for sale, net               34        --       658        --
   Interest income from
    SBA loans                       752        --     1,666        --
   Interest income from
    affiliates                      147       294       413     1,189
   Interest income from
    loans receivable - other      1,627        17     3,516        17
   Other income                     903       654     1,900     1,846
                               --------  --------  --------  --------
     Total revenues              11,632     8,191    32,624    20,785
                               --------  --------  --------  --------

 Expenses:
   Interest and fees on
    notes payable - other         4,747     1,797    13,666     5,433
   Interest and fees on
    notes payable to affiliates      --         2        --        22
   Salaries and benefits          4,446     4,094    12,303    11,110
   Provision (recovery) for
    loan and impairment losses     (136)       50       936       101
   Occupancy, data processing,
    communication and other       2,238     2,688    10,469     6,165
                               --------  --------  --------  --------
     Total expenses              11,295     8,631    37,374    22,831
                               --------  --------  --------  --------
 Equity in earnings
  of investments                  2,157     3,023     8,315     8,044
 Gain on sale of subsidiaries
  and equity investments            207     2,378       207     2,405
                               --------  --------  --------  --------
 Earnings from continuing
  operations before income
  taxes and minority interest     2,701     4,961     3,772     8,403
   Income taxes                    (134)        4      (437)     (140)
   Minority interest                 87         2       210        64
                               --------  --------  --------  --------
 Earnings from
  continuing operations           2,654     4,967     3,545     8,327
                               --------  --------  --------  --------
 Discontinued operations
   Loss from operations
    of discontinued components       --        --        --       (75)
   Income taxes                      --        --        --        --
                               --------  --------  --------  --------
   Loss from discontinued
    operations                       --        --        --       (75)
                               --------  --------  --------  --------
 Net earnings                  $  2,654  $  4,967  $  3,545  $  8,252
                               ========  ========  ========  ========
 Basic earnings per common
  share are as follows:
   Earnings from continuing
    operations                 $   0.25  $   0.45  $   0.33  $   0.74
   Discontinued operations     $     --  $     --  $     --  $  (0.01)
   Net earnings
    per common share           $   0.25  $   0.45  $   0.33  $   0.73
   Wtd. avg. common
    shares outstanding           10,790    11,104    10,789    11,239

 Diluted earnings per common
  share are as follows:
   Earnings from continuing
    operations                 $   0.23  $   0.42  $   0.31  $   0.70
   Discontinued operations     $     --  $     --  $     --  $  (0.01)
   Net earnings
    per common share           $   0.23  $   0.42  $   0.31  $   0.69
   Wtd. avg. common
    shares outstanding           11,379    11,711    11,402    11,875

         Selected Unaudited Balance Sheet Data

                               Sept. 30,  Dec. 31,
                                 2007       2006
                               --------  --------
   Cash                        $ 32,909  $ 18,472
   Earning Assets:
     Portfolio Assets, net      124,850   108,696
     Loans and interest
      receivable                 48,537    29,311
     Equity investments          93,258   112,357
     Railroad assets              6,922        --
   Deferred tax asset, net       20,101    20,101
   Service fees receivable
    and other assets             12,939     8,726
                               --------  --------
     Total assets              $339,516  $297,663
                               ========  ========

   Notes payable - other       $222,529  $187,811
   Minority interest
    and other liabilities         9,493     5,959
                               --------  --------
     Total liabilities          232,022   193,770
     Total equity               107,494   103,893
                               --------  --------
     Total liabilities
      and equity               $339,516  $297,663
                               ========  ========

                   FirstCity Financial Corporation
                      Supplemental Information
                       (Dollars in thousands)
                            (Unaudited)

                                Three Months Ended  Nine Months Ended
                                   September 30,      September 30,
                                  2007      2006      2007      2006
                               --------- --------- --------- --------
 Portfolio Asset Acquisition
  and Resolution:
  Summary Operating
   Statement Data
   Revenues                    $ 11,492  $  7,818  $ 32,272  $ 20,052
   Equity in earnings
    of investments                2,157     3,023     8,315     8,044
   Gain on sale of subsidiaries
    and equity investments          207     2,378       207     2,405
   Expenses                      (9,312)   (6,951)  (28,995)  (18,305)
                               --------  --------  --------  --------
   Operating contribution
    before provision for
    loan and impairment losses    4,544     6,268    11,799    12,196
   Provision (recovery) for
    loan and impairment losses     (136)       50       936       101
                               --------- --------- --------- --------
     Operating contribution,
      net of direct taxes      $  4,680  $  6,218  $ 10,863  $ 12,095
                               ========= ========= ========= ========

  Aggregate purchase price
   of portfolios acquired:
   Acquisition partnerships
   Domestic                    $ 17,338  $ 35,416  $116,370  $101,943
   Latin America                     --    56,104    64,959    56,104
   Europe                         2,327        --     8,538     1,026
                               --------  --------  --------  --------
     Total                     $ 19,665  $ 91,520  $189,867  $159,073
                               ========  ========  ========  ========

  Historical Acquisitions      Purchase  FirstCity's
   - Annual:                     Price   Investment
                               --------- ---------
   Nine months ended
    September 30, 2007         $189,867  $111,018
   2006                         296,990   144,048
   2005                         146,581    71,405
   2004                         174,139    59,762
   2003                         129,192    22,944

                               Sept. 30,  Dec. 31,
                                  2007      2006
                               --------- ---------
  Portfolio acquisition and
   resolution assets by region:
   Domestic                    $202,622  $158,147
   Latin America                 32,750    28,883
   Europe                        37,816    61,062
   Canada                           379     2,272
                               --------  --------
     Total                     $273,567  $250,364
                               ========  ========

                               Three Months Ended   Nine Months Ended
                                  September 30,       September 30,
                                  2007      2006      2007      2006
                               --------  --------  --------  --------
  Revenues and equity in
   earnings of investments
   by region:
   Domestic                    $  9,869  $  4,953  $ 26,218  $ 16,344
   Latin America                  2,303     4,761     8,528     7,902
   Europe                         1,462     1,110     5,667     3,833
   Canada                            15        17       174        17
                               --------  --------  --------  --------
     Total                     $ 13,649  $ 10,841  $ 40,587  $ 28,096
                               ========  ========  ========  ========

  Revenues and equity in
   earnings of investments
   by source:
   Equity earnings             $  2,157  $  3,023  $  8,315  $  8,044
   Income from Portfolio Assets   5,743     2,547    16,463     7,551
   Servicing fees                 2,426     4,679     8,008    10,182
   Gain on sale of SBA loans
    held for sale, net               34        --       658        --
   Interest income
    from SBA loans                  752        --     1,666        --
   Interest income
    from affiliates                 147       294       413     1,189
   Interest income
    from loans
    receivable - other            1,627        17     3,516        17
   Other                            763       281     1,548     1,113
                               --------  --------  --------  --------
     Total                     $ 13,649  $ 10,841  $ 40,587  $ 28,096
                               ========  ========  ========  ========

                    FirstCity Financial Corporation
                       Supplemental Information
                        (Dollars in thousands)
                              (Unaudited)

                           Three Months Ended      Nine Months Ended
                              September 30,           September 30,
                           2007        2006        2007        2006
                        ----------  ----------  ----------  ----------
 Analysis of Equity
  Investments
 FirstCity's Average
  investment
   Domestic             $   36,114  $   38,993  $   35,207  $   47,792
   Latin America            21,980      16,739      20,670       8,431
   Europe                   39,398      18,635      43,587      19,123
   Europe-Servicing
    subsidiaries             5,923       5,570       5,869       5,538
   Latin America-
    Servicing
    subsidiaries             4,578         162       3,315         205
                        ----------  ----------  ----------  ----------
     Total              $  107,993  $   80,099  $  108,648  $   81,089
                        ==========  ==========  ==========  ==========

 FirstCity Share of
  Equity Earnings:
   Domestic             $    1,064  $    1,282  $    2,428  $    5,136
   Latin America               (62)        815         815        (316)
   Europe                    1,082         895       4,295       2,991
   Europe-Servicing
    subsidiaries               168          67         731         433
   Latin America-
    Servicing
    subsidiaries               (95)        (36)         46        (200)
                        ----------  ----------  ----------  ----------
     Total              $    2,157  $    3,023  $    8,315  $    8,044
                        ==========  ==========  ==========  ==========

 Selected other data:
 Average investment in
  wholly owned portfolio
  assets and loans
  receivable:
   Domestic             $  158,039  $   64,192  $  151,906  $   56,172
   Latin America             7,335       6,519       8,327      12,774
   Europe                    4,328       2,645       3,976       2,158
   Canada                      351         573       1,522         229
                        ----------  ----------  ----------  ----------
     Total              $  170,053  $   73,929  $  165,731  $   71,333
                        ==========  ==========  ==========  ==========

 Income from wholly
  owned portfolio assets
  and loans receivable:
   Domestic             $    7,723  $    2,640  $   20,766  $    7,797
   Latin America               465         155       1,511         834
   Europe                      100          46         265         109
   Canada                       15          17         174          17
                        ----------  ----------  ----------  ----------
     Total              $    8,303  $    2,858  $   22,716  $    8,757
                        ==========  ==========  ==========  ==========

 Servicing fee revenues:
   Domestic partnerships:
     Servicing fee
      revenue           $      435  $      825  $    2,114  $    2,798
     Average servicing
      fee %                    3.1%        3.0%        3.7%        2.9%
   Latin American
    partnerships:
     Servicing fee
      revenue           $    1,874  $    1,883  $    5,741  $    5,243
     Average servicing
      fee %                   11.8%        6.6%       13.3%        9.1%
   Incentive service
    fees                $       --  $    1,971  $       --  $    2,141
   Total Service
    Fees-Portfolio
    Assets:
     Servicing fee
      revenue           $    2,309  $    4,679  $    7,855  $   10,182
     Average servicing
      fee %                    7.7%        8.3%        7.9%        6.7%
   Service Fees-SBA
    loans:              $      117  $       --  $      153  $       --
     Total Service Fees $    2,426  $    4,679  $    8,008  $   10,182

 Collections:
   Domestic             $   14,190  $   27,898  $   56,674  $   95,007
   Latin America            15,934      28,574      43,193      57,778
   Europe                   22,254      11,049      70,093      40,164
                        ----------  ----------  ----------  ----------
     Subtotal               52,378      67,521     169,960     192,949
   Wholly-owned             19,733       8,823      60,817      30,970
                        ----------  ----------  ----------  ----------
     Total              $   72,111  $   76,344  $  230,777  $  223,919
                        ==========  ==========  ==========  ==========

 Servicing portfolio
  (face value)
   Domestic             $  601,119  $  541,116
   Latin America         1,129,681   1,634,816
   Europe                1,065,638     824,031
                        ----------  ----------
     Total              $2,796,438  $2,999,963
                        ==========  ==========

 Number of personnel at
  period end:
   Domestic                     84          58
   Latin America               116         118
   Corporate                    35          32
                        ----------  ----------
     Total personnel           235         208
                        ==========  ==========

A graphic accompanying this release is available at http://media.primezone.com/cache/9623/file/4894.pdf

 FirstCity Financial Corporation
 Example of a portfolio accounted for under SOP 03-3
 To illustrate income recognition

 ---------------------------------------------------------------------
 Example assumptions ($ in 000's)
 Purchase price of portfolio is          $10,000
 Life of portfolio                          5yrs
 Original yield on portfolio                 17%
 Estimated original collections          $16,000
 ---------------------------------------------------------------------
 Scenario 1 - Cash flows of portfolio stay equal to original projection
 ---------------------------------------------------------------------
          Purchased
            Yield
          (Initial   Cost                                        Life
           accrual    of      Year   Year   Year   Year   Year    to
           rate)  Portfolio    1      2      3      4      5     date
 ---------------------------------------------------------------------
 Original     17%  (10,000)  3,000  3,000  3,000  3,000  4,000  16,000

                            ------------------------------------------
 Net income
  statement
  impact -
  Interest
  Income
  recorded                   1,723  1,503  1,245    942    588   6,000
                            ------------------------------------------

                            ----------------------------------
 Remaining
  portfolio
  cost at
  year end                   8,723  7,225  5,470  3,412      0
                            ----------------------------------

 ---------------------------------------------------------------------
 Scenario 2 - Cash flows in total the same push into future periods in year 3 causes impairment
 ---------------------------------------------------------------------
 Original     17%  (10,000)  3,000  3,000  3,000  3,000  4,000  16,000

 Revised
  cash flows
  yr 3-5                                   2,000  3,500  4,500  16,000

 Revised NPV
  at end of
  yr 2 at 17%                       7,046
 Book Value
  before
  impairment                        7,225
                                  -------
 Impairment
  recognized                         (179)
                                  -------

 Interest
  Income
  recognized
  each year                  1,723  1,503  1,214  1,078    661
 Impairment
  recognized                         (179)
                            ------------------------------------------
 Net income
  statement
  impact                     1,723  1,324  1,214  1,078    661   6,000
                            ------------------------------------------

                            ----------------------------------
 Remaining
  portfolio
  cost at
  year end                   8,723  7,046  6,260  3,839     --
                            ----------------------------------

 ---------------------------------------------------------------------
 Scenario 3 - Cash flows increase in year 4 & 5 results in recovery of impairment and higher accrual of interest
 ---------------------------------------------------------------------
 Original     17%  (10,000)  3,000  3,000  2,000  3,500  4,500  16,000

 Revised
  cash flows
  yr 4-5                                          3,750  5,000  16,750

 New accrual
  rate for
  periods
  4 & 5                                           21.93%

 Revised NPV
  at end of
  yr 3 at 17%                              6,837
 Book Value
  before
  recovery                                 6,260
                                         -------
 NPV
  improvement
  sufficient
  to recover
  previous
  provision                                  577
                                         -------

 Interest
  Income
  recognized
  each year                  1,723  1,503  1,214  1,412    899
 Impairment
  recovered                          (179)   179
                            ------------------------------------------
 Net income
  statement
  impact                     1,723  1,324  1,393  1,412    899   6,750
                            ------------------------------------------

                            ----------------------------------
 Remaining
  portfolio
  cost at
  year end                   8,723  7,046  6,439  4,101     (0)
 ---------------------------------------------------------------------

CONTACT:  FirstCity Financial Corporation
          Suzy W. Taylor
          866-652-1810